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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 12, 2001
                                                 -------------------------------

                           THE WILLIAM CARTER COMPANY
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             (Exact name of registrant as specified in its charter)

        Massachusetts                 333-22155                04-1156680
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

     1590 Adamson Parkway, Suite 400, Morrow, Georgia            30260
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (770) 961-8722
                                                    ----------------------------

                                 Not applicable
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         (Former name and former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

      On July 16, 2001, Carter Holdings, Inc. ("Holdings") announced that Holdings, its stockholders and CH Acquisitions LLC, a Delaware limited liability company (the "CH Acquisitions"), entered into a Stock Purchase Agreement, dated as of July 12, 2001, pursuant to which CH Acquisitions will acquire all of the outstanding capital stock of Holdings. A copy of Holdings' press release with respect to the transaction is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

              EXHIBIT NO       DESCRIPTION
              ----------       -----------
              99.1             Press Release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 18, 2001                   THE WILLIAM CARTER COMPANY
                                         Registrant

                                         By:    /s/  David A. Brown
                                                --------------------------
                                         Name:  David A. Brown
                                         Title: Executive Vice President


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                                  EXHIBIT INDEX

                  EXHIBIT NO        DESCRIPTION
                  ----------        -----------

                  99.1              Press Release